Q4 and FY 2025 Results

2 TABLE OF CONTENTS Legal Disclosures 3 Guiding Principles & Social Impact 4 Business First Bancshares, Inc. Overview 5 – 11 Liquidity and Deposits 12 Securities Portfolio 13 Noninterest Revenue Opportunities 14 Financial Results Q4 and FY 2025 Financial Highlights 16 – 17 Credit Metrics Analysis 18 Yield/Rate Analysis 19 – 21 Loan Portfolio Loan Composition 23 – 26 Appendix 28 – 34

3 LEGAL DISCLOSURES 66 85 99 90 163 210 123 175 212 220 88 42 124 129 128 220 x3 Special Note Concerning Forward-Looking Statements This investor presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements in some cases through the Company’s use of words such as “believes,” “anticipates,” “expects,” “may,” “will,” “assumes,” “should,” “predicts,” “could,” “would,” “intends,” “targets,” “estimates,” “projects,” “plans,” “potential” and other similar words and expressions of the future or otherwise regarding the Company’s future business and financial performance and/or the performance of the banking and mortgage industry and economy in general. Forward-looking statements are based on the information known to, and current beliefs and expectations of, the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation including, without limitation, the risks set forth in “Forward Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 7, 2025 (as may be amended in the Company’s Quarterly Reports on Form 10-Q). Many of these factors are difficult to foresee and are beyond the Company’s ability to control or predict. The Company believes the forward-looking statements contained herein are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. The Company does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law. Non-GAAP Financial Measures This presentation includes certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations. Management believes that these non-GAAP financial measures provide a greater understanding of the ongoing operations and enhance comparability of results with prior periods. The Company’s management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and the analysis of ongoing operating trends. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from the reporting measures with similar names as used by other companies. You should understand how such other banking organizations calculate their non-GAAP financial measures with names similar to the non-GAAP financial measures discussed herein when comparing such information. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix to this presentation.

4 GUIDING PRINCIPLES & SOCIAL IMPACT b1BANK’s five guiding principles reflect our core beliefs and values, which drive all decisions irrespective of our goals, strategies, or external factors. These tenets are more than guides for making business decisions; they are the core of our culture, driving our day-to-day interactions between employees and with our clients to make a positive impact on the communities we serve b1BANK has received these annual awards from American Banker and Business Report consecutively since 2021 SOCIAL IMPACT 2025 Total Volunteerism: • 5,596 Hours • 1,258 hours of financial literacy education and non-profit service 2021 Inception Through December 2025: • Mentored 1,026 businesses • Conducted training classes to help 4,131 entrepreneurs start or grow their business b1 FOUNDATION b1COMMUNITY

5 BALANCE SHEET & EARNINGS SNAPSHOT (4) FRANCHISE HIGHLIGHTS SHAREHOLDER INFORMATION BUSINESS OVERVIEW & CORPORATE ACTIONS BUSINESS FIRST BANCSHARES, INC. OVERVIEW (1) Deposit market share is as of June 30, 2025, per FDIC data. (2) Deposit balances exclude Business First Bancshares Holding Company deposits with the Bank subsidiary and acquired deposits and includes brokered deposits. (3) Includes one closed full-service Banking Center in Rayville, LA that maintains an active ITM. Excludes recently closed Progressive Bank acquisition. (4) Balance sheet information as of December 31, 2025. Income statement and profitability figures reflect trailing twelve-months, as of December 31, 2025. See appendix for Core reconciliations. (5) Preliminary consolidated capital ratio as of December 31, 2025. • Nasdaq Listed: BFST; April 2018 • Stock Price and Market Capitalization: $26.14 per share, and $771.4MM (as of 12/31/25) • Trailing 30 -Day Average Daily Volume: 125,364 shares • Five publishing analysts; Five “Buy” ratings and $31.00 median price target (as of 12/31/25) • $0.57 FY 2025 common stock dividend (20.2% payout ratio, 2.3% dividend yield) – recently increased to $0.15 per quarter • Repurchased $3.7MM common shares at $24.79 weighted average price per share during Q4’25 • Since 2018, completed three equity capital raises, totaling $151.0 million of additional common equity capital, in addition to two subordinated debt issuances totaling $77.5 million • Diversified full -service commercial -focused bank headquartered in Baton Rouge, Louisiana, focused on serving clients with the sophistication and product set capacity of a large bank and the relationship -orientation of a community bank • #1 deposit market share in Louisiana for Louisiana -headquartered banks (1); Texas market represents 39% of credit exposure as of 12/31/25, DFW is largest market in footprint • Granular deposit base: 105,336 accounts with an average balance of $63,596 and an organic deposit growth CAGR of ~15% since 4Q15(2) • Balanced organic growth and proven acquirer with ~55% organic and ~45% acquired growth since 2018; six whole bank (including Progressive Bank acquisition) and two non -bank acquisitions • 5-time winner of Best Banks to Work For award • $8.2 billion total assets • $6.2 billion total gross loans, HFI • $6.7 billion total deposits (19.7% noninterest bearing) • $825MM total common equity, and $72MM total preferred equity • 12.93% consolidated total risk -based capital ratio (5) • 8.53% TCE / TA, and $23.36 TBV per common share Full -Year 2025 Actual Results • $321MM total core revenue (15.0% noninterest core revenue) • $83.5MM core net income available to common, $2.83 diluted core EPS available to common, 3.69% GAAP net interest margin • 1.06% core ROAA, 10.7% core ROACE, 61.8% core efficiency ratio • Operations in Louisiana, Texas and Mississippi including: 37 legacy Louisiana full -service Banking Centers (3), one LPO/DPO office, 16 metro-focused Texas Banking Centers , a registered investment advisory in Ridgeland, MS, and a SBA loan service provider in Katy, Texas. • Established Correspondent Banking Group with 150+ network bank relationships serving four primary functions; loan and deposit participations, registered investment advisory, interest rate swap hedging, and SBA loan processing and servicing • On January 1, 2026, closed the acquisition of North Louisiana based Progressive Bank ($752MM in assets as of September 30, 2025) • Completed b1BANK core conversion in May 2025, and acquired Oakwood Bank core conversion in September 2025

6 EXECUTIVE MANAGEMENT Jude Melville Chairman, President and CEO Philip Jordan EVP, Chief Banking Officer Keith Mansfield EVP, Chief Operations Officer Chad Carter EVP, Correspondent Banking Gregory Robertson EVP, Chief Financial Officer Heather Roemer EVP, Chief Administrative Officer Saundra Strong EVP, General Counsel Kathryn Manning EVP, Chief Risk Officer Warren McDonald EVP, Chief Credit Officer Jerry Vascocu President, b1BANK

7 BALANCED FOOTPRINT Note: Dollars in millions. Financial and branch data as of December 31, 2025. Deposit balances do not tie to consolidated figures as a result of wholesale deposits, timing differences and other items recorded at the corporate level. Loan amounts based on outstanding loan balance before accounting adjustments. (1) Banking Center count includes one standalone ITM. (2) Excludes standalone ITM from Deposits / Banking Center calculation. 66 85 99 90 163 210 123 175 212 220 88 42 124 129 128 220 x3 Dallas Fort Worth Region # of Banking Centers: 11 # of LPOs: 1 Total Loans: $1,924.3 Total Deposits: $1,037.3 Deposits / Banking Center: $94.3 Houston Region # of Banking Centers: 5 Total Loans: $449.5 Total Deposits: $556.2 Deposits / Banking Center: $111.2 Southwest Louisiana Region # of Banking Centers: 21 Total Loans: $1,468.2 Total Deposits: $2,197.0 Deposits / Banking Center: $104.6 Greater New Orleans Region # of Banking Centers: 7 Total Loans: $1,203.2 Total Deposits: $1,066.1 Deposits / Banking Center: $152.3 North Louisiana Region # of Banking Centers(1): 9 Total Loans: $1,074.6 Total Deposits: $987.4 Deposits / Banking Center(2): $123.4

8 DIVERSIFIED GROWTH Note: Dollars in millions, except per share data. Amounts may not total due to rounding. (1) Based on the closing date except for the Progressive Bank acquisition, which reflects total assets as of September 30, 2025, and closed on January 1, 2026. (2) Non-GAAP financial measure. See appendix for applicable reconciliation. $1,473 $1,652 $2,277 $2,843 $3,562 $4,156 $4,566 $4,924 $621 $621 $1,883 $1,883 $2,429 $2,429 $3,291 $4,043 $2,095 $2,274 $4,160 $4,726 $5,990 $6,585 $7,857 $8,967 2018 2019 2020 2021 2022 2023 2024 2025 BFST Standalone Assets Cumulative Assets Acquired # of Acquisitions(1) 2 0 1 0 1 0 1 1 Target(s) Assets Acquired(1) $621 $0 $1,262 $0 $546 $0 $862 $752 TBV Per Share(2) $15.34 $17.31 $16.80 $17.71 $16.17 $18.62 $19.92 $23.36 TBVPS ex. AOCI(2) $15.60 $17.12 $16.28 $17.77 $19.12 $21.25 $22.05 $24.49 Core ROAA(2) 1.00% 1.15% 1.09% 1.22% 1.05% 1.05% 0.94% 1.06%

9 $ 1 9 .6 8 $ 2 1 .4 7 $ 1 9 .8 8 $ 2 1 .2 4 $ 2 0 .2 5 $ 2 2 .5 8 $ 2 4 .6 2 $ 2 7 .9 5 $15.34 $17.31 $16.80 $17.71 $16.17 $18.62 $19.92 $23.36 2018 2019 2020 2021 2022 2023 2024 2025 BVPS TBVPS $ 2 2 .6 4 $ 2 3 .2 4 $ 2 4 .5 9 $ 2 4 .6 2 $ 2 5 .5 1 $ 2 6 .2 3 $ 2 7 .2 3 $ 2 7 .9 5 $18.61 $19.22 $20.60 $19.92 $20.84 $21.61 $22.63 $23.36 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 BVPS TBVPS TANGIBLE BOOK VALUE PER SHARE (TBVPS) GROWTH (1) Non-GAAP financial measure. See appendix for applicable reconciliation. • Tangible book value per share increased ~26% from Q1’24 to Q4’25, reflecting solid organic capital generation and disciplined acquisition integration, despite normal quarter-to-quarter volatility • From 2018 to 2025, tangible book value per share grew ~52%, demonstrating prudent capital management across multiple cycles while generating both organic and inorganic balance sheet growth (1) (1) TBVPS – Trailing 8 Quarters TBVPS – Since Public Listing on Nasdaq

10 $ 1 .2 2 $ 1 .7 4 $ 1 .6 4 $ 2 .5 3 $ 2 .3 2 $ 2 .5 9 $ 2 .2 6 $ 2 .7 9 $1.45 $1.80 $2.05 $2.61 $2.52 $2.62 $2.49 $2.83 2018 2019 2020 2021 2022 2023 2024 2025 EPS Core EPS $ 0 .4 8 $ 0 .6 2 $ 0 .6 5 $ 0 .5 1 $ 0 .6 5 $ 0 .7 0 $ 0 .7 3 $ 0 .7 1 $0.50 $0.64 $0.68 $0.66 $0.65 $0.66 $0.72 $0.79 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 EPS Core EPS EARNINGS PER SHARE (EPS) GROWTH (1) Non-GAAP financial measure. See appendix for applicable reconciliation. (1) Diluted EPS – Trailing 8 Quarters (1) • Core EPS increased ~58% from Q1’24 to Q4’25, reflecting improving earnings power as recent acquisitions are integrated and cost savings are realized • Core EPS grew ~95% from 2018 to 2025, demonstrating consistent earnings growth through various economic cycles and seven bank acquisitions Diluted EPS – Since Public Listing on Nasdaq

11 9.14% 9.29% 9.42% 9.44% 9.78% 9.88% 10.06% 9.94% 12.78% 12.88% 12.99% 12.75% 13.03% 13.07% 13.22% 12.93% Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Common Equity Tier 1 Total Risk-Based Capital 11.83% 11.43% 10.63% 9.04% 8.68% 9.15% 9.44% 9.94% 13.91% 13.30% 12.28% 11.94% 12.75% 12.85% 12.75% 12.93% 2018 2019 2020 2021 2022 2023 2024 2025 Common Equity Tier 1 Total Risk-Based Capital CONSOLIDATED CAPITAL GROWTH Note: Reflects consolidated capital ratios for Business First Bancshares, Inc. Figures for Q4 and FY 2025 are preliminary. • From Q1’24 to Q4’25, CET1 increased by 80 bps and Total Risk-Based Capital improved to 12.93%, reflecting strong internal capital generation and balance sheet optimization while continuing to support growth • From 2018 to 2025, capital ratios remained strong through multiple acquisitions and economic cycles, demonstrating disciplined capital planning and a balanced approach to growth CET1 & TRBC – Trailing 8 Quarters CET1 & TRBC – Since Public Listing on Nasdaq

12 LIQUIDITY AND DEPOSITS Deposit Composition Non-Interest Bearing NOW & Int. Bearing DDA MMDA & Savings Time Deposits • Continue to carry higher cash balances to support liquidity, with 6.89% of total assets at 12/31/2025. • Remain focused on core deposits, which represent over 85% of total deposits. • Continue to take advantage of wholesale funding alternatives to optimize interest costs and liquidity, utilizing FHLB and the brokered deposit market. • Ample contingent liquidity available of just under $3.5 billion at 12/31/2025, to supplement core deposit growth as needed. $6.70B Note: Dollars in millions. Data as of December 31, 2025. Historical Deposit Composition Liquidity Sources FHLB Borrowings Capacity 1,207$ FRB Discount Window 962$ Unencumbered Securities 593$ Available Excess Cash Reserves 379$ Fed Funds Sold 172$ Fed Funds Lines Available 145$ Total 3,458$

13 SECURITIES PORTFOLIO AFS Securities Portfolio • Portfolio serves as a source of on-balance sheet liquidity and provides interest income stability during times of declining rates. • With the relatively high-rate environment, the Bank is reinvesting portfolio cash flows and taking opportunities to modestly grow the portfolio as liquidity allows. • Total portfolio as of 4Q25 was $1.03 billion in AFS, of which agency mortgage-backed securities (MBS) and A-rated municipal securities were the largest components. - 4Q25 weighted average yield of 2.94% - Weighted average life of 4.25 years - Estimated effective duration of 3.53 years $1.03B Note: Dollars in millions. Data as of December 31, 2025. Book Market Net Unrealized Value Value Gain / (Loss) Municipal Securities 291.3$ 274.9$ (16.3)$ Mortgage-Backed Securities 674.2 650.1 (24.1)$ Corporate & Other Securities 38.3 37.1 (1.3)$ U.S. Government Agencies / Treasuries 27.6 27.2 (0.5)$ Total AFS Securities 1,031.4$ 989.2$ (42.2)$ Deferred Tax Impact 8.9$ Accumulated Other Comprehensive Income/Loss (33.3)$

NONINTEREST REVENUE OPPORTUNITIES – CORRESPONDENT BANKING

FINANCIAL INSTITUTIONS GROUP (FIG)

- September 2020 – b1BANK announced the formation of its Financial Institutions Group (FIG)
- FIG currently maintains $545 million in total loan participations sold(1) and has generated $243 million(2) in total deposits through a relationship network of ~100 bank counterparties

SMITH SHELLNUT WILSON (SSW)

- SSW was founded in 1995 and offers investment advisory services, which includes discretionary and non-discretionary management of investment portfolios for a variety of clients including financial institutions, municipalities, high-net worth individuals, trusts and business entities
- As of December 31, 2025, SSW maintained ~$5.74 billion in AUM(3), which includes negative impact of AOCI (~$4.29 billion bank AUM(1), ~$1.44 billion non-bank AUM)
- For 4Q25, 33% of total AUM fees were represented by banks and credit unions and SSW provided portfolio management services for 50 bank clients

INTEREST RATE SWAPS

November 2023 – b1BANK announced the formation of its Derivative Solutions Group, providing a full suite of interest rate hedging products offered to our commercial borrowers, including, but not limited to; interest rate swaps, caps, floors, collars, cancellable swaps. We expect to expand into our institutional client base.

FY 2025 PRODUCTION

- 52 total trades
- $274.7 million in total loan notional from back-to-back client swaps generated ~$4.4 million in fee income

WATERSTONE LSP

February 1, 2024 – Waterstone LSP was acquired by b1BANK and operates as a wholly-owned affiliate as a comprehensive resource for streamlined SBA lending. Waterstone optimizes partner banks' SBA lending capabilities and achieves growth objectives via Efficient Loan Management, including; Waterstone's platform simplifies pre-qualification, underwriting, packaging, and closing, accelerating the loan cycle and minimizing workload

Snapshot as of December 31, 2025:

- 27 banks under LSP Agreements
- 4Q25 loan closing volume of $24.9 million (includes $17.8 million of b1BANK loan closings)
- 4Q25 active pipeline of ~$79 million

Correspondent Revenue Growth



27.4% CAGR in Correspondent Banking revenue since 2022
$9.0
$1.6
$5.4
$0.8
$0.7
$0.5
$11.6
$1.5
$5.8
$1.0
$2.2
$0.9
$0.3
$14.4
$1.9
$6.0
$2.7
$1.1
$1.5
$0.9
$0.2
$18.6
$1.8
$6.3
$4.4
$1.4
$3.4
$0.9
$0.4
FY 2022
FY 2023
FY 2024
FY 2025
LPL Brokerage
Smith Shellnut Wilson
Swap Fees
Waterstone LSP
Gain on Sale of SBA Loans
Participation Fee Revenue (FIG)
Total Mortgage Fee Revenue

(1) Does not necessarily include total production/volume since inception.
(2) Reflects average total deposits for Q4 2025.
(3) Includes bank and credit union AUM. Excludes b1BANK securities portfolio and TruPs/CDs included in client portfolios.

14

15 Financial Results 66 85 99 90 163 210 123 175 212 220 88 42 124 129 128 220 x3

4th QUARTER 2025 – FINANCIAL RESULTS

Q4 2025 Results

Earnings & Profitability		Q4 2025		Q3 2025		Q4 2024
Net Income Available to Common Shareholders	$	21,009	$	21,505	$	15,138
Pre-Tax, Pre-Provision Earnings[1]		30,680		32,065		28,016
Diluted Earnings Per Common Share		0.71		0.73		0.51
ROAA		1.04%		1.08%		0.78%
ROACE		10.18		10.80		8.23
Net Interest Margin		3.71		3.68		3.61
Efficiency Ratio		63.10		60.45		63.91
Core Net Income Available to Common Shareholders[1]	$	23,520	$	21,215	$	19,454
Core Pre-Tax, Pre-Provision Earnings[1]		33,842		31,587		33,450
Core Diluted Earnings Per Common Share[1]		0.79		0.72		0.66
Core ROAA[1]		1.16%		1.06%		1.00%
Core ROACE[1]		11.40		10.65		10.58
Net Interest Margin excluding loan discount accretion[1]		3.64		3.63		3.56
Core Efficiency Ratio[1]		59.74		60.94		63.09

Balance Sheet & Capital		Q4 2025		Q3 2025		Q4 2024
Total Loans	$	6,189,490	$	6,021,055	$	5,981,399
Total Deposits		6,698,590		6,506,862		6,511,331
Common Equity Tier 1 Ratio[2]		9.94%		10.06%		9.44%
Total Risk-Based Capital Ratio[2]		12.93		13.22		12.75
Common Equity / Total Assets		10.04		10.14		9.26
Tangible Common Equity / Tangible Assets[1]		8.53		8.57		7.63
Book Value Per Common Share	$	27.95	$	27.23	$	24.62
Tangible Book Value Per Common Share[1]		23.36		22.63		19.92

Asset Quality		Q4 2025		Q3 2025		Q4 2024
Provision for Credit Losses	$	3,098	$	3,183	$	6,712
Net Charge-Offs / Avg. Quarterly Total Loans		0.11%		0.05%		0.03%
ACL / Total Loans (HFI)		0.94		1.03		0.98
NPLs / Total Loans (HFI)		1.24		0.82		0.42
NPAs / Total Assets		1.09		0.83		0.39

Q4 2025 Highlights

Core Net Income[1]
$23.5 million
+20.9% YoY

Core Diluted EPS[1]
$0.79
+19.7% YoY

Core ROAA[1]
1.16%

Core ROACE[1]
11.40%

Core Efficiency Ratio[1]
59.7%

Net Interest Margin[1]
3.64%
(excluding discount accretion)

Loan Growth, HFI
~$168 million
+11.1%
(linked-quarter annualized)

Total Deposit Growth
~$192 million
+11.7%
(linked-quarter annualized)

Consolidated Capital
CET1 Ratio: 9.94%
TRBC Ratio: 12.93%

TBVPS[1]
$23.36
+17.3% YoY

Note: Dollars in thousands, except per share data.
(1) Non-GAAP financial measure. See appendix for applicable reconciliation.
(2) Preliminary consolidated capital ratios as of December 31, 2025.

16

FY 2025 – FINANCIAL RESULTS

FY 2025 Results

Earnings & Profitability		FY 2025		FY 2024		FY 2023
Net Income Available to Common Shareholders	$	82,460	$	59,706	$	65,642
Pre-Tax, Pre-Provision Earnings[(1)]		121,627		93,924		95,069
Diluted Earnings Per Common Share		2.79		2.26		2.59
ROAA		1.05%		0.86%		1.04%
ROACE		10.59		9.54		12.36
Net Interest Margin		3.69		3.48		3.62
Efficiency Ratio		62.55		65.42		61.61
Core Net Income Available to Common Shareholders[(1)]	$	83,540	$	65,759	$	66,326
Core Pre-Tax, Pre-Provision Earnings[(1)]		122,686		101,286		95,899
Core Diluted Earnings Per Common Share[(1)]		2.83		2.49		2.62
Core ROAA[(1)]		1.06%		0.94%		1.05%
Core ROACE[(1)]		10.73		10.51		12.49
Net Interest Margin excluding loan discount accretion[(1)]		3.63		3.41		3.47
Core Efficiency Ratio[(1)]		61.84		64.47		61.93

Balance Sheet & Capital		FY 2025		FY 2024		FY 2023
Total Loans	$	6,189,490	$	5,981,399	$	4,992,785
Total Deposits		6,698,590		6,511,331		5,248,790
Common Equity Tier 1 Ratio[(2)]		9.94%		9.44%		9.15%
Total Risk-Based Capital Ratio[(2)]		12.93		12.75		12.85
Common Equity / Total Assets		10.04		9.26		8.69
Tangible Common Equity / Tangible Assets[(1)]		8.53		7.63		7.28
Book Value Per Common Share	$	27.95	$	24.62	$	22.58
Tangible Book Value Per Common Share[(1)]		23.36		19.92		18.62

Asset Quality		FY 2025		FY 2024		FY 2023
Provision for Credit Losses	$	11,318	$	10,873	$	4,483
Net Charge-Offs / Avg. Total Loans		0.19%		0.08%		0.11%
ACL / Total Loans (HFI)		0.94		0.98		0.88
NPLs / Total Loans (HFI)		1.24		0.42		0.34
NPAs / Total Assets		1.09		0.39		0.28

FY 2025 Highlights

Core Net Income[(1)]
$83.5 million
+27.0% YoY

Core Diluted EPS[(1)]
$2.83
+13.7% YoY

Core ROAA[(1)]
1.06%

Core ROACE[(1)]
10.73%

Core Efficiency Ratio[(1)]
61.8%

Net Interest Margin[(1)]
3.63%
(excluding discount accretion)

Loan Growth, HFI
~$208 million
+3.5% YoY

Total Deposit Growth
~$187 million
+2.9% YoY

Consolidated Capital
CET1 Ratio: 9.94%
TRBC Ratio: 12.93%

TBVPS[(1)]
$23.36
+17.3% YoY

Note: Dollars in thousands, except per share data.
(1) Non-GAAP financial measure. See appendix for applicable reconciliation.
(2) Preliminary consolidated capital ratios as of December 31, 2025.

17

18 ACL & FV Discount Past Due Loans(1) Note: Dollars in millions. (1) Past due loans include balances past due 30 days or more and not on a nonaccrual status. (2) Nonperforming loans include loan balances past due 90 days or more as well as loans on a nonaccrual status. CREDIT METRICS ANALYSIS Nonperforming Loans(2) Net Charge-offs

19 3.71% 3.64% 2.64% 2.52% 6.88% 3.75% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 NIM NIM ex. Accretion Total Funding Cost Total Cost of Deposits Loan Yield Target Fed Funds Rate Note: Data is as of December 31, 2025. Chart based on GAAP data. (1) NIM excluding loan discount accretion is a non-GAAP financial measure and excludes the accretion of the loan discount on acquired loans. See appendix for applicable reconciliation. YIELD / RATE ANALYSIS – LONG TERM MARGIN STABILITY (1) 2020 2021 2022 2023 2024 2025

20 Note: Dollars in millions; amounts may not total due to rounding. Betas are estimates that reflect the deposit portfolio composition as of December 31, 2025, based on analysis of BFST deposit pricing in prior cycles. (1) Core CDs and Core Time Deposits exclude brokered deposits and CDARs. (2) Reflects weighted average rate as of month-end, December 31, 2025. ESTIMATED DEPOSIT BETA IN EASING RATE CYCLE Deposit Portfolio (as of 12/31/25) % of Deposits $ Amount of Deposits Weighted Avg. Rate(2) Approx. Beta in Easing Cycle Non-Interest Bearing Deposits 19.7% $1,322.1 -% -% Core Time Deposits(1) 5.6% $372.6 3.06% 45 - 55% High Beta/Special CDs 9.4% $630.8 3.91% 55 - 65% Brokered Deposits 8.7% $579.5 4.09% 100% Low Beta/Standard Non-Maturity Deposits 9.4% $629.4 1.73% 25 - 35% Higher Beta Non-Maturity Deposits 47.2% $3,164.3 2.78% 70 - 80% Total Deposits 100.0% $6,698.6 2.37% 45 - 55% • Internal modeling implies an estimated total deposit beta of 45% – 55%, in the near-term downward rate cycle • Overall Core CD balance(1) retention rate was 83% during 4Q25 • $224 million remaining Core CD balances(1) will mature in 1Q26, with $239 million maturing in 2Q26

LOAN PORTFOLIO – REPRICING OVERVIEW

Loan Portfolio HFI (as of 12/31/25)

63.5% of total loans HFI are floating / variable rate or fixed rate maturing/repricing within the next 12-months


30.3%
36.5%
22.3%
10.9%

	Outstanding Balance ($MM)	Outstanding Balance (% of Total)	Weighted Avg. Rate[1]
Fixed Rate Loans (mature/reprice > 1 year)	$ 2,234.8	36.5%	6.00%
Fixed Rate Loans (mature/reprice < 1 year)	671.0	10.9%	6.32%
Floating Rate with Floors	1,369.2	22.3%	6.97%
Floating Rate without Floors	1,855.8	30.3%	6.86%
Total	**$ 6,130.8**	**100.0%**	**6.51%**

- 52.6% of total loans HFI are floating rate
- 66.5% of floating-rate loans float on the WSJ Prime Daily Index
- 47.4% of total loans HFI are fixed rate
  - 10.9% of fixed-rate loans mature within the next 12 months

Maturities by Loan Type

(dollars in millions)	Fixed Rate Loans Maturing Beyond 1-Year: Q1'27	FY 2027	FY 2028	FY 2029	> FY 2029
C&D	$ 3.2	$ 29.9	$ 8.4	$ 7.1	$ 30.1
Owner-Occupied CRE	11.8	71.7	44.5	46.4	170.7
Income Producing CRE	0.4	2.2	0.9	1.3	1.8
C&I	0.7	6.0	11.4	6.2	20.8
Agricultural	0.5	1.1	1.7	1.6	3.6
Farmland	7.6	65.1	53.4	56.9	194.9
1-4 Family	65.3	429.1	207.2	164.6	433.1
Consumer & Other	14.7	86.3	29.4	26.2	21.0
Total	**$ 104.0**	**$ 691.4**	**$ 357.1**	**$ 310.2**	**$ 876.1**
Weighted Avg. Rate[1]	**5.17%**	**5.26%**	**6.95%**	**6.56%**	**6.00%**

(dollars in millions)	Fixed Rate Loans Maturing within the next 12-Months: Q1'26	Q2'26	Q3'26	Q4'26	NTM Total
C&D	$ 31.9	$ 8.7	$ 11.6	$ 3.5	$ **55.6**
Owner-Occupied CRE	23.1	28.6	13.9	24.1	**89.6**
Income Producing CRE	0.0	0.1	0.3	0.1	**0.4**
C&I	2.5	5.2	1.2	1.7	**10.6**
Agricultural	27.4	53.7	0.9	1.4	**83.5**
Farmland	47.3	16.4	10.8	7.7	**82.1**
1-4 Family	65.5	70.5	40.2	97.1	**273.3**
Consumer & Other	33.9	7.8	26.9	7.2	**75.8**
Total	**$ 231.5**	**$ 190.9**	**$ 105.8**	**$ 142.7**	**$ 671.0**
Weighted Avg. Rate[1]	**7.00%**	**6.72%**	**5.89%**	**5.00%**	**6.32%**

(dollars in millions)	All Floating Rate Loans, Maturing: Q1'26	Q2'26	FY 2026	FY 2027	> FY 2027
C&D	$ 93.3	$ 23.8	$ 190.0	$ 157.3	$ 162.9
Owner-Occupied CRE	4.6	5.7	17.0	9.8	136.6
Income Producing CRE	0.8	0.3	1.9	1.1	1.6
C&I	9.7	6.7	26.2	19.0	97.8
Agricultural	13.5	17.3	34.6	5.0	3.3
Farmland	170.3	87.8	408.8	85.5	409.3
1-4 Family	77.3	37.6	199.5	100.7	725.6
Consumer & Other	96.6	13.2	235.3	76.6	119.5
Total	**$ 466.2**	**$ 192.3**	**$ 1,113.3**	**$ 455.1**	**$ 1,656.6**
Weighted Avg. Rate[1]	**7.34%**	**7.23%**	**7.22%**	**6.98%**	**6.67%**

Note: Dollars in millions. Data is as of December 31, 2025. Loan balances are before accounting adjustments and excludes loans in process and excludes Business Manager loans.
(1) Reflects weighted average stated rate for the month-end for each period indicated.

21

22 Loan Portfolio 66 85 99 90 163 210 123 175 212 220 88 42 124 129 128 220 x3

23 LOAN COMPOSITION $208.1 Million Year-over-Year Growth Q4 2025 Highlights $1,869 $1,862 $1,961 $1,921 $1,922 $1,299 $1,298 $1,310 $1,280 $1,357 $1,045 $1,045 $1,098 $1,076 $1,152 $1,097 $1,142 $1,078 $1,106 $1,119 $671 $634 $600 $639 $639 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Construction Residential, Consumer & Other CRE - Owner Occupied CRE - Non-Owner Occupied Commercial Total Loans HFI QoQ Change Dallas Fort Worth 31.4% Houston 7.3% North Louisiana 17.6% Southwest Louisiana 24.0% Greater New Orleans 19.7% Total Loans HFI by Region ($ in millions) QoQ YoY Commercial 1$ 53$ CRE - Non-Owner Occupied 77$ 58$ CRE - Owned Occupied 77$ 107$ Residential, Consumer, & Other 13$ 22$ Construction 0$ (31)$ Total 168$ 208$ Increase (Decrease) by Loan Type $5,981 $5,981 $6,048 $6,021 $6,189 +$761.3 ($0.5) +$66.7 ($26.6) +$168.4 Q4’25 Avg. Yield(1) 6.98% 6.47% 5.95% 5.95% 7.14% Total Yield 6.52% • Total Loans HFI increased $168.4 million, or 2.8% (11.1% annualized) compared to the linked quarter • Total Loans HFI increased $208.1 million, or 3.5% year-over-year Note: Data is as of December 31, 2025. Dollars in millions. Loan balances reflect amortized cost basis. (1) Weighted average loan yields exclude Business Manager loans.

24 Note: Loan composition as of December 31, 2025, based on preliminary FDIC call report data. LOAN PORTFOLIO SNAPSHOT $6.19 billion Total Loan Portfolio Composition Top 5 Exposure Categories Outstanding Unfunded Average NPLs % of Balance Commitment Loan Size Total Loans Commercial $1.86 billion $1 billion $469 thousand 1.34% CRE - Owner-Occupied $1.15 billion $93 million $995 thousand 0.45% CRE - Non Owner-Occupied $1.36 billion $56 million $2.06 million 2.31% Construction & Land $639 million $284 million $655 thousand 0.71% 1-4 Family $594 million $19 million $225 thousand 1.27% Total $5.61 billion $0.45 billion $881 thousand 1.31%

25 LOAN COMPOSITION: COMMERCIAL Note: Data is as of December 31, 2025. Percentages based on loan balances before accounting adjustments. • Commercial loans represent 31.0% of the total loan portfolio • Total commercial loan growth year-over-year of 2.8% • Weighted average maturity of the commercial portfolio is 2.33 years Commercial Loans by Collateral Commercial Loans by Market AR & Inventory 33.4% Equipment 11.7% All Other 30.0% Titled Collateral 11.6% Cash/Securities 6.8% Agricultural 6.4% Dallas Fort Worth 37.5% North Louisiana 19.8% Bayou 7.5% Capital 9.0% Greater New Orleans 11.4% Southwest Louisiana 8.8% Houston 6.1%

LOAN COMPOSITION: COMMERCIAL REAL ESTATE

C&D Composition



$639.1
million
5.0%
8.9%
8.9%
20.1%
4.0%
12.9%
5.3%
5.4%
5.4%
24.2%

C&D Portfolio	
Raw Land	5.0%
Vacant Residential Lots	8.9%
Vacant Commercial Lots	8.9%
Land Development - Residential	20.1%
Residential Construction - OORE	4.0%
Residential Construction - Non OORE	12.9%
Commercial Construction - Retail	5.3%
Commercial Construction - Office	5.4%
Commercial Construction - Apartment/Multi-Family	5.4%
Commercial Construction - Other	24.2%
Total C&D	**100.0%**

CRE Composition - Owner Occupied



$1.15
billion
1.8%
23.0%
23.6%
16.9%
16.0%
18.7%

Owner Occupied CRE Portfolio	
Hotel/Motel	1.8%
Office Building	23.0%
Office/Warehouse	23.6%
Retail	16.9%
Commercial Building	16.0%
Other	18.7%
Total CRE - Owner Occupied	**100.0%**

CRE Composition - Income Producing



$1.36
billion
14.5%
22.4%
4.0%
7.3%
7.9%
25.3%
10.3%
8.3%

Income Producing CRE Portfolio	
Hotel/Motel	14.5%
Office Building	22.4%
Office/Warehouse	4.0%
Warehouse	7.3%
Retail - Single-Tenant	7.9%
Retail - Multi-Tenant	25.3%
Commercial Building	10.3%
Other	8.3%
Total CRE - Income Producing	**100.0%**

C&D by Geography[(1)]



$639.1
million
13.9%
8.2%
7.0%
4.1%
4.0%
3.5%
3.5%
3.3%
2.9%
2.6%
47.1%

C&D Portfolio	
Dallas, TX	13.9%
Baton Rouge, LA	8.2%
Lafayette, LA	7.0%
Houston, TX	4.1%
Sulphur, LA	4.0%
Minden, LA	3.5%
New Orleans, LA	3.5%
Dubach, LA	3.3%
Lake Charles, LA	2.9%
Mckinney, TX	2.6%
All Other Geographies	47.1%
Total C&D	**100.0%**

Owner Occupied CRE Geography[(1)]



$1.15
billion
8.5%
7.0%
5.3%
4.9%
4.3%
3.6%
3.5%
3.5%
3.2%
2.9%
53.3%

Owner Occupied CRE Portfolio	
Baton Rouge, LA	8.5%
Houston, TX	7.0%
Houma, LA	5.3%
Bastrop, LA	4.9%
Minden, LA	4.3%
Broussard, LA	3.6%
Memphis, TN	3.5%
Dallas, TX	3.5%
Lake Charles, LA	3.2%
New Orleans, LA	2.9%
All Other Geographies	53.3%
Total CRE - Owner Occupied	**100.0%**

Income Producing CRE Geography[(1)]



$1.36
billion
11.0%
5.5%
5.4%
4.8%
4.5%
4.5%
4.5%
4.2%
3.4%
3.2%
49.0%

Income Producing CRE Portfolio	
Dallas, TX	11.0%
Houston, TX	5.5%
West Monroe, LA	5.4%
Scott, LA	4.8%
New Orleans, LA	4.5%
Lake Charles, LA	4.5%
New Iberia, LA	4.5%
Baton Rouge, LA	4.2%
Monroe, LA	3.4%
Marrero, LA	3.2%
All Other Geographies	49.0%
Total CRE - Income Producing	**100.0%**

C&D Highlights

- $639.1 million total portfolio
- $30.2 million largest relationship[(2)]
- $658 thousand average loan size
- $213.2 million maturing over the next 12 months[(3)]
- Dallas, Baton Rouge and Lafayette represent top 3 geographies within C&D and comprise 29.0% of all C&D loans or $185.2 million

Owner-Occupied Highlights

- $1.15 billion total portfolio
- $18.8 million largest relationship[(2)]
- $998 thousand average loan size
- $154.3 million maturing over the next 12 months[(3)]
- Baton Rouge, Houston and Houma represent top 3 geographies within owner-occupied and comprise 20.8% of all owner-occupied loans or $239.0 million

Income Producing Highlights

- $1.36 billion total portfolio
- $26.1 million largest relationship[(2)]
- $2.07 million average loan size
- $333.4 million balance maturing over the next 12 months[(3)]
- Dallas, Houston and Monroe represent top 3 geographies within income producing and comprise 21.8% of all income producing loans or $297.1 million

Note: Dollars in millions. Data is as of December 31, 2025. Percentages based on loan balances before accounting adjustments.
(1) Geographic composition detail reflects borrower zip code on file in loan source files. Does not necessarily reflect zip code or location of loan collateral. Loan balances include Oakwood totals within Dallas geography.
(2) Represents the largest loan in each portfolio net of balances sold to other institutions.
(3) Represents the outstanding principal balance of all loans maturing between January 1, 2026, through December 31, 2026.

26

27 APPENDIX

HISTORICAL FINANCIAL SUMMARY

	For the Fiscal Year Ended December 31,					
	2020	2021	2022	2023	2024	2025
Balance Sheet & Capital						
Total Assets	$4,160,360	$4,726,378	$5,990,460	$6,584,550	$7,857,090	$8,214,740
Gross Loans (Excl. HFS)	2,991,355	3,189,608	4,606,176	4,992,785	5,981,399	6,189,490
Deposits	3,616,679	4,077,283	4,820,345	5,248,790	6,511,331	6,698,590
Total Equity	409,963	433,368	580,481	644,259	799,466	896,883
Tangible Common Equity / Tangible Assets(1)	8.45 %	7.76 %	6.89 %	7.28 %	7.63 %	8.53 %
Tier 1 Leverage Ratio(2)	8.79	8.14	9.49	9.52	9.53	10.08
Total Risk-based Capital Ratio(2)	--	11.94	12.75	12.85	12.75	12.93
Net Loans (Excl. HFS) / Assets	71.37 %	66.87 %	76.25 %	75.21 %	75.43 %	74.69 %
Gross Loans (Excl. HFS) / Deposits	82.71	78.23	95.56	95.12	91.86	92.40
NIB Deposits / Deposits	32.19	31.66	32.14	24.75	20.84	19.74
Commercial Loans / Loans (Excl. HFS)(3)	21.60	22.62	25.05	27.22	31.24	31.05
C&D / Total Risk-Based Capital(4)	106.0 %	117.0 %	109.8 %	91.7 %	78.2 %	68.7 %
CRE / Total Risk-Based Capital(4)	262.0	250.1	272.1	253.5	253.6	258.0
Asset Quality						
NPLs / Loans (Excl. TDRs)(5)	0.35 %	0.41 %	0.25 %	0.34 %	0.42 %	1.24 %
NPAs / Assets (Excl. TDRs)(5)	0.48	0.31	0.21	0.28	0.39	1.09
Reserves / Loans (Excl. HFS)	0.74	0.91	0.83	0.81	0.92	0.87
NCOs / Average Loans	0.06	0.03	0.04	0.11	0.08	0.19
Profitability Ratios						
Net Income Available to Common Shareholders	$29,994	$52,136	$52,905	$65,642	$59,706	$82,460
ROAA	0.88 %	1.18 %	0.97 %	1.04 %	0.86 %	1.05 %
ROACE	8.42	12.25	11.59	12.36	9.54	10.59
Net Interest Margin	4.06 %	3.84 %	3.92 %	3.62 %	3.48 %	3.69 %
Efficiency Ratio	67.75	61.84	65.26	61.61	65.42	65.42
Non-Interest Income / Avg. Assets	0.63	0.80	0.54	0.62	0.63	0.65
Non-Interest Expense / Avg. Assets	2.95	2.66	2.73	2.47	2.55	2.58

Note: Dollars in thousands. As of December 31.
(1) Non-GAAP Financial measure. See appendix for applicable reconciliation.
(2) Preliminary consolidated capital ratios as of 12/31/2025. Total Capital Ratio not available for FY 2020 due to the bank's use of the Community Bank Leverage Ratio.
(3) Excludes SBA PPP loans.
(4) Calculated at the bank level based on preliminary FDIC call report data.
(5) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans. This was applicable to all periods 12/31/2022, and prior. The guidance and methodology were changed beginning 1/1/2023, due to CECL adoption.

28

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Core Net Income, ROAA, NIM excluding loan discount accretion	For the Year Ended December 31, 2021	2022	2023	2024	2025	Fiscal Quarter Q4'24	Q1'25	Q2'25	Q3'25	Q4'25
Core Net Income:										
Net Income	$ 52,136	$ 52,905	$ 65,642	$ 59,706	$ 82,460	$ 15,138	$ 19,193	$ 20,753	$ 21,505	$ 21,009
Adjustments[1]:										
Insurance Reimbursement of storm expenditures, net of tax	$ -	$ (543)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
(Gain)/Loss Former Bank Premises & Equipment	$ 799	$ 566	$ -	$ (39)	$ 663	$ -	$ (122)	$ -	$ -	$ 785
Write-Down on Former Bank Premises	$ -	$ -	$ 341	$ -	$ -	$ -	$ -	$ -	$ -	$ -
(Gain)/Loss on Sale of Securities	$ (299)	$ 38	$ 2,023	$ (6)	$ (51)	$ (17)	$ 1	$ 37	$ (61)	$ (27)
(Gain)/Loss on Sale of Banking Center	$ (354)	$ -	$ (745)	$ -	$ (2,527)	$ -	$ -	$ (2,527)	$ -	$ -
(Gain)/Loss on Extinguishment of Debt	$ -	$ -	$ (1,150)	$ -	$ (497)	$ -	$ (497)	$ -	$ -	$ -
Occupancy and bank premises-hurricane repair	$ 1,230	$ 395	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Stock Option Exercises	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Acquisition-related expenses	$ 407	$ 4,236	$ 215	$ 1,524	$ 3,128	$ 162	$ 536	$ 467	$ 1,000	$ 1,125
Core conversion expenses	$ -	$ -	$ -	$ 769	$ 1,939	$ 366	$ 170	$ 795	$ 346	$ 628
CECL Oakwood impact	$ -	$ -	$ -	$ 3,805	$ -	$ 3,805	$ -	$ -	$ -	$ -
Tax Credit - ERC	$ -	$ -	$ -	$ -	$ (1,575)	$ -	$ -	$ -	$ (1,575)	$ -
Core Net Income	$ 53,919	$ 57,597	$ 66,326	$ 65,759	$ 83,540	$ 19,454	$ 19,281	$ 19,525	$ 21,215	$ 23,520
Core Return on Average Assets:										
Net Income	$ 52,136	$ 52,905	$ 65,642	$ 59,706	$ 82,460	$ 15,138	$ 19,193	$ 20,753	$ 21,505	$ 21,009
Core Net Income	$ 53,919	$ 57,597	$ 66,326	$ 65,759	$ 83,540	$ 19,454	$ 19,281	$ 19,525	$ 21,215	$ 23,520
Average Assets	$ 4,403,670	$ 5,473,508	$ 6,341,880	$ 6,973,735	$ 7,873,743	$ 7,721,338	$ 7,750,982	$ 7,791,371	$ 7,921,159	$ 8,016,094
ROAA	1.18%	0.97%	1.04%	0.86%	1.05%	0.78%	1.00%	1.07%	1.08%	1.04%
Core ROAA	1.22%	1.05%	1.05%	0.94%	1.06%	1.00%	1.01%	1.01%	1.06%	1.16%
ROACE	12.25%	11.59%	12.36%	9.54%	10.59%	8.23%	10.48%	10.87%	10.80%	10.18%
Core ROACE	12.67%	12.62%	12.49%	10.51%	10.73%	10.58%	10.53%	10.23%	10.65%	11.40%
Average Diluted Shares Outstanding	20,634,281	22,817,493	25,296,200	26,452,084	29,545,702	29,520,781	29,545,921	29,586,975	29,656,639	29,669,253
Diluted Earnings per Common Share	$ 2.53	$ 2.32	$ 2.59	$ 2.26	$ 2.79	$ 0.51	$ 0.65	$ 0.70	$ 0.73	$ 0.71
Core Diluted Earnings per Common Share	$ 2.61	$ 2.52	$ 2.62	$ 2.49	$ 2.83	$ 0.66	$ 0.65	$ 0.66	$ 0.72	$ 0.79
Net Interest Margin Excluding Loan Discount Accretion:										
Net Interest Income	$ 153,884	$ 199,577	$ 215,129	$ 227,383	$ 273,163	$ 65,729	$ 65,983	$ 67,042	$ 69,276	$ 70,862
Adjustments:										
Loan purchase discount accretion	(7,750)	(9,432)	(9,311)	(4,182)	(4,089)	(997)	(793)	(767)	(1,111)	(1,418)
Adjusted Net Interest Income	$ 146,134	$ 190,145	$ 205,818	$ 223,201	$ 269,074	$ 64,732	$ 65,190	$ 66,275	$ 68,165	$ 69,444
Average Interest-earning Assets	$ 4,011,773	$ 5,091,684	$ 5,939,405	$ 6,536,333	$ 7,402,462	$ 7,237,784	$ 7,263,399	$ 7,299,899	$ 7,460,027	$ 7,569,692
Net Interest Margin	3.84%	3.92%	3.62%	3.48%	3.69%	3.61%	3.68%	3.68%	3.68%	3.71%
Net Interest Margin excluding loan discount accretion	3.64%	3.73%	3.47%	3.41%	3.63%	3.56%	3.64%	3.64%	3.63%	3.64%

Note: Dollars in thousands except per share data.
(1) Adjustments are net of tax.

29

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Core Net Income and ROAA - Trailing Twelve Months	Fiscal Quarter				TTM
	Q1'25	Q2'25	Q3'25	Q4'25	Q4'25
Core Net Income:					
Net Income	$ 19,193	$ 20,753	$ 21,505	$ 21,009	$ 82,460
Adjustments[1]:					
(Gain)/Loss Former Bank Premises & Equipment	$ (122)	$ -	$ -	$ 785	$ 663
(Gain)/Loss on Sale of Securities	$ 1	$ 37	$ (61)	$ (27)	$ (51)
(Gain)/Loss on Sale of Banking Center	$ -	$ (2,527)	$ -	$ -	$ (2,527)
(Gain)/Loss on Extinguishment of Debt	$ (497)	$ -	$ -	$ -	$ (497)
Acquisition-related expenses	$ 536	$ 467	$ 1,000	$ 1,125	$ 3,128
Core conversion expenses	$ 170	$ 795	$ 346	$ 628	$ 1,939
CECL Oakwood impact	$ -	$ -	$ -	$ -	$ -
Tax Credit - ERC	$ -	$ -	$ (1,575)	$ -	$ (1,575)
Core Net Income	$ 19,281	$ 19,525	$ 21,215	$ 23,520	$ 83,540
Core Return on Average Assets:					
Net Income	$ 19,193	$ 20,753	$ 21,505	$ 21,009	$ 82,460
Core Net Income	$ 19,281	$ 19,525	$ 21,215	$ 23,520	$ 83,540
Average Assets	$ 7,750,982	$ 7,791,371	$ 7,921,159	$ 8,016,094	$ 7,873,743
ROAA	1.00%	1.07%	1.08%	1.04%	1.05%
Core ROAA	1.01%	1.01%	1.06%	1.16%	1.06%
Average Diluted Shares Outstanding	29,545,921	29,586,975	29,656,639	29,669,253	29,545,702
Diluted Earnings per Common Share	$ 0.65	$ 0.70	$ 0.73	$ 0.71	$ 2.79
Core Diluted Earnings per Common Share	$ 0.65	$ 0.66	$ 0.72	$ 0.79	$ 2.83

Note: Dollars in thousands except per share data.
(1) Adjustments are net of tax.

30

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

TCE/TA, TBVPS

	Fiscal Quarter				
	Q4'24	Q1'25	Q2'25	Q3'25	Q4'25
Tangible Common Equity / Tangible Assets:					
Tangible Common Equity					
Total Shareholders' Equity	$ 799,466	$ 826,312	$ 848,440	$ 878,440	$ 896,883
Preferred Stock	(71,930)	(71,930)	(71,930)	(71,930)	(71,930)
Total Common Shareholders' Equity	$ 727,536	$ 754,382	$ 776,510	$ 806,510	$ 824,953
Adjustments:					
Goodwill	(121,572)	(121,691)	(121,146)	(121,146)	(121,146)
Core deposit and other intangibles	(17,252)	(16,538)	(15,775)	(15,136)	(14,497)
Total Tangible Common Equity	$ 588,712	$ 616,153	$ 639,589	$ 670,228	$ 689,310
Tangible Assets					
Total Assets	$ 7,857,090	$ 7,784,728	$ 7,948,294	$ 7,953,862	$ 8,214,740
Adjustments:					
Goodwill	(121,572)	(121,691)	(121,146)	(121,146)	(121,146)
Core deposit and other intangibles	(17,252)	(16,538)	(15,775)	(15,136)	(14,497)
Total Tangible Assets	$ 7,718,266	$ 7,646,499	$ 7,811,373	$ 7,817,580	$ 8,079,097
Common Equity to Total Assets	9.26%	9.69%	9.77%	10.14%	10.04%
Tangible Common Equity to Tangible Assets	7.63%	8.06%	8.19%	8.57%	8.53%
Tangible Book Value per Share:					
Tangible Common Equity					
Total Shareholders' Equity	$ 799,466	$ 826,312	$ 848,440	$ 878,440	$ 896,883
Preferred Stock	(71,930)	(71,930)	(71,930)	(71,930)	(71,930)
Total Common Shareholders' Equity	$ 727,536	$ 754,382	$ 776,510	$ 806,510	$ 824,953
Adjustments:					
Goodwill	(121,572)	(121,691)	(121,146)	(121,146)	(121,146)
Core deposit and other intangibles	(17,252)	(16,538)	(15,775)	(15,136)	(14,497)
Total Tangible Common Equity	$ 588,712	$ 616,153	$ 639,589	$ 670,228	$ 689,310
Adjustments:					
Exclude AOCI	(62,998)	(52,844)	(47,768)	(36,429)	(33,287)
Total Tangible Common Equity (excl. AOCI)	$ 651,710	$ 668,997	$ 687,357	$ 706,657	$ 722,597
Common shares outstanding	29,552,358	29,572,297	29,602,970	29,615,370	29,510,668
Book Value per Common Share	$ 24.62	$ 25.51	$ 26.23	$ 27.23	$ 27.95
Tangible Book Value per Common Share	$ 19.92	$ 20.84	$ 21.61	$ 22.63	$ 23.36
Tangible Book Value per Common Share (excl. AOCI)	$ 22.05	$ 22.62	$ 23.22	$ 23.86	$ 24.49

Note: Dollars in thousands except per share data.

31

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

TCE/TA, TBVPS

	For the Year Ended December 31,				
	2021	2022	2023	2024	2025
Tangible Common Equity / Tangible Assets:					
Tangible Common Equity					
Total Shareholders' Equity	$ 433,368	$ 580,481	$ 644,259	$ 799,466	$ 896,883
Preferred Stock	-	(71,930)	(71,930)	(71,930)	(71,930)
Total Common Shareholders' Equity	$ 433,368	$ 508,551	$ 572,329	$ 727,536	$ 824,953
Adjustments:					
Goodwill	(59,894)	(88,543)	(88,391)	(121,572)	(121,146)
Core deposit and other intangibles	(12,203)	(14,042)	(11,895)	(17,252)	(14,497)
Total Tangible Common Equity	$ 361,271	$ 405,966	$ 472,043	$ 588,712	$ 689,310
Tangible Assets					
Total Assets	$ 4,726,378	$ 5,990,460	$ 6,584,550	$ 7,857,090	$ 8,214,740
Adjustments:					
Goodwill	(59,894)	(88,543)	(88,391)	(121,572)	(121,146)
Core deposit and other intangibles	(12,203)	(14,042)	(11,895)	(17,252)	(14,497)
Total Tangible Assets	$ 4,654,281	$ 5,887,875	$ 6,484,264	$ 7,718,266	$ 8,079,097
Common Equity to Total Assets	9.17%	8.49%	8.69%	9.26%	10.04%
Tangible Common Equity to Tangible Assets	7.76%	6.89%	7.28%	7.63%	8.53%
Tangible Book Value per Share:					
Tangible Common Equity					
Total Shareholders' Equity	$ 433,368	$ 580,481	$ 644,259	$ 799,466	$ 896,883
Preferred Stock	-	(71,930)	(71,930)	(71,930)	(71,930)
Total Common Shareholders' Equity	$ 433,368	$ 508,551	$ 572,329	$ 727,536	$ 824,953
Adjustments:					
Goodwill	(59,894)	(88,543)	(88,391)	(121,572)	(121,146)
Core deposit and other intangibles	(12,203)	(14,042)	(11,895)	(17,252)	(14,497)
Total Tangible Common Equity	$ 361,271	$ 405,966	$ 472,043	$ 588,712	$ 689,310
Adjustments:					
Exclude AOCI	(1,177)	(74,204)	(66,585)	(62,998)	(33,287)
Total Tangible Common Equity	$ 362,448	$ 480,170	$ 538,628	$ 651,710	$ 722,597
Common shares outstanding	20,400,349	25,110,313	25,351,809	29,552,358	29,510,668
Book Value per Common Share	$ 21.24	$ 20.25	$ 22.58	$ 24.62	$ 27.95
Tangible Book Value per Common Share	$ 17.71	$ 16.17	$ 18.62	$ 19.92	$ 23.36
Tangible Book Value per Common Share (excl. AOCI)	$ 17.77	$ 19.12	$ 21.25	$ 22.05	$ 24.49

Note: Dollars in thousands except per share data.

32

33 RECONCILIATION OF NON -GAAP FINANCIAL MEASURES Note: Dollars in thousands. (1) Excludes gains/losses on sales of securities. TTM Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 12/31/2024 12/31/2025 Q4'25 Core Efficiency Ratio: Noninterest Expense 49,570$ 50,578$ 51,206$ 48,882$ 52,412$ 177,652$ 203,078$ 203,078$ Core Adjustments (631)$ (895)$ (1,578)$ 401$ (2,202)$ (2,595)$ (4,274)$ (4,274)$ Net Interest and Noninterest Income 77,565$ 79,210$ 81,504$ 80,870$ 83,057$ 271,569$ 324,641$ 324,641$ Core Adjustments -$ (785)$ (3,360)$ -$ 995$ (50)$ (3,150)$ (3,150)$ Efficiency Ratio(1) 63.91% 63.85% 62.83% 60.45% 63.10% 65.42% 62.55% 62.55% Core Efficiency Ratio 63.09% 63.35% 63.51% 60.94% 59.74% 64.47% 61.84% 61.84% Core Efficiency Ratio Fiscal Quarter Fiscal Year Ended

34 RECONCILIATION OF NON -GAAP FINANCIAL MEASURES Note: Dollars in thousands. Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Core pre-tax, pre-provision earnings: Pre-tax, pre-provision earnings 28,016$ 28,631$ 30,251$ 32,065$ 30,680$ Adjustments: -$ (155)$ -$ -$ 995$ -$ -$ -$ -$ -$ (21)$ 1$ 47$ (77)$ (35)$ (Gain)/Loss on Sale of Banking Center -$ -$ (3,360)$ -$ -$ -$ (630)$ -$ -$ -$ 168$ 679$ 570$ 1,157$ 1,406$ 463$ 216$ 1,008$ 439$ 796$ 4,824$ -$ -$ -$ -$ -$ -$ -$ (1,997)$ -$ Core pre-tax, pre-provision earnings 33,450$ 28,742$ 28,516$ 31,587$ 33,842$ Acquisition-related expenses Core conversion expenses CECL Oakwood impact Tax Credit - ERC Core Pre-tax, Pre-provision Earnings Fiscal Quarter (Gain)/Loss Former Bank Premises & Equipment Write-Down on Former Bank Premises (Gain)/Loss on Sale of Securities (Gain)/Loss on Extinguishment of Debt